================================================================================
                     SCHEDULE 14A (Rule 14a-101) INFORMATION

                           REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )

                            Filed by the registrant /x/
                  Filed by a party other than the registrant /_/

                           Check the appropriate box:

/x/   Preliminary proxy statement
/ / Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /   Definitive proxy statement
/ /   Definitive additional materials
/ /   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            RSL COMMUNICATIONS, LTD.
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

                   ------------------------------------------

Payment of filing fee (Check the appropriate box): /x/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1) Title of each class of securities to which transaction applies:

            (2)   Aggregate number of securities to which transaction applies:

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

            (4)   Proposed maximum aggregate value of transaction:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)   Amount previously paid:

            (2)   Form, schedule or registration statement no.:

            (3)   Filing party:

            (4)   Date filed:

----------
(1) set forth the amount on which the filing fee is calculated and state how it was determined.

                            RSL COMMUNICATIONS, LTD.
                        NOTICE OF SPECIAL GENERAL MEETING
                                 OF SHAREHOLDERS

            A Special General Meeting of shareholders of RSL COMMUNICATIONS, LTD., a Bermuda company, will be held at the offices of Conyers, Dill & Pearman, Clarendon House, Church Street, Hamilton HM CX, Bermuda, on February 4, 2000 at 10:00 a.m. (local time), for the following purpose:

            1. To approve a proposal to amend our bye-laws to authorize the issuance of preferred shares by our board of directors, without any further action by our shareholders, from time to time in one or more series with the designations, preferences, rights, qualifications, limitations and restrictions relating to such series, including voting rights, dividend rights, dividend rates, conversion rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting any series, as our board of directors sees fit.

            Only shareholders of record at the close of business on January 19, 2000 are entitled to notice of and to vote at the meeting and any adjournments thereof.

            It is important that all shareholders be represented at the meeting. If you held our shares on January 19, 2000, you may vote by either: (1) signing and returning promptly the enclosed proxy card in the accompanying envelope; (2) attending the meeting and voting in person; or (3) voting by telephone or via the Internet as directed on the enclosed proxy card. Voting by written proxy, by telephone or via the Internet will not limit your right to vote at the meeting if you attend in person.

                                          By Order of the Board of Directors,

                                          Michael Ashford
                                          Secretary

Hamilton, Bermuda
January 28, 2000

                            RSL COMMUNICATIONS, LTD.

                               PROXY STATEMENT FOR
                     SPECIAL GENERAL MEETING OF SHAREHOLDERS

                               February 4, 2000

            This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of RSL COMMUNICATIONS, LTD., a Bermuda company, for use at a special general meeting of our shareholders to be held at the offices of Conyers, Dill & Pearman, Clarendon House, Church Street, Hamilton HM CX, Bermuda, on February 4, 2000 at 10:00 a.m. (local time), and at any adjournments thereof.

            Our headquarters and registered office is located at Clarendon House, Church Street, Hamilton HM CX, Bermuda. We also maintain offices at 767 Fifth Avenue, Suite 4300, New York, New York 10153. This proxy statement and the enclosed form of proxy was first sent to shareholders on approximately January 28, 2000.

            We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other materials that may be sent to shareholders in connection with this solicitation. It is important that all shareholders be represented at the special general meeting. If you held our shares on January 19, 2000, you may vote by either: (1) signing and returning promptly the enclosed proxy card in the accompanying envelope; (2) attending the meeting and voting in person; or (3) voting by telephone or via the Internet as directed on the enclosed proxy card.

            Your method of voting prior to the meeting will not limit your right to vote at the meeting if you attend in person. Our officers and other employees may solicit proxies by mail, telephone, telefax and personal interview, for no additional compensation. We may reimburse persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to their principals.

            If you vote, whether by telephone, Internet or mail, you will retain the right to revoke your instructions at any time (1) by subsequently voting by the same or a different method, (2) by notice in writing to our Secretary or (3) by voting in person at the meeting. All shares represented by properly submitted proxies--whether by telephone, Internet or mail--and not revoked will be voted at the meeting in accordance with the instructions given in the proxies. If we receive more than one set of instructions from you before the meeting, we will vote your shares once, in accordance with you last instructions. If your shares are registered in the name of a brokerage firm or bank and you vote via the Internet or if you sign a proxy card but, in either case, you do not give voting instructions with respect to a particular matter, your shares will be voted as recommended by our board of directors with respect to such matter. If you vote by telephone or your shares are registered in your own name and you vote via the Internet, you must vote with respect to each matter to be presented at the meeting in order for your votes to be recognized with respect to any matter.

            Shareholders of record holding our Class A common shares, par value $0.00457 per share at the close of business on [January 19, 2000] are entitled to one vote for each share then held. Shareholders of record of our Class B common shares, par value $0.00457 per share at the close of business on January 19, 2000 are entitled to 10 votes for each share then held. Holders of our Class A common shares and holders of our Class B common shares vote together as a single class. On January 19, 2000, we had _____ Class A common shares and 24,267,283 Class B common shares issued and outstanding.

            Shareholders vote at the meeting by casting ballots (in person or by proxy), which are tabulated by a person who is appointed by our board of directors before the meeting to serve as inspector of election and who has executed and verified an oath of office. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the total number of votes entitled to be cast on each matter to be voted upon at the meeting constitutes a quorum as to each such matter. Abstentions and broker "non-votes" are included in the determination of the number of shares present at the meeting for quorum purposes, but abstentions and broker "non-votes" are not counted in the tabulations of the votes cast on proposals presented to shareholders. Broker "non-votes" are not counted in the tabulations of the votes cast on proposals presented to the shareholders because shares held by a broker are not considered to be entitled to vote on matters as to which brokers lack (or elect not to exercise) discretionary power. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner or has discretionary power but elects not to exercise it.

            The board of directors does not intend to present and knows of no other person who intends to present at the meeting any matter or business other than those set forth in the accompanying Notice of Special General Meeting of Shareholders.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table contains information as of December 31, 1999 with respect to the beneficial ownership of our common shares and with respect to voting power by each director, by the named executive officers, and by all directors and executive officers as a group and by each shareholder we know beneficially owns more than 5% of any class of our outstanding voting securities. Each of the shareholders identified in the table has sole voting and investment power over the shares they beneficially own, except as otherwise noted in the footnotes to this table.

                                                                                       Beneficial Ownership
                                                                                       --------------------
                                                                  Class A Common Stock(1)                Class B Common Stock
                                                                  -----------------------              -------------------------
                                                                  Number           Percent             Number            Percent
                                                                  ------           -------             ------            -------

Ronald S. Lauder (3) ...............................               6,209(4)           *             15,941,427(5)(6)      64.5%
Itzhak Fisher (3) ..................................             177,839              *              3,132,642(7)         12.9
Leonard A. Lauder (3) ..............................               3,626(8)           *              5,733,176(6)(9)      23.6
RSL Investments Corporation (3) ....................                  --              --             9,496,295            39.1
EL/RSLG Media, Inc. (3) ............................                  --              --             1,814,579(6)          7.5
Jacob Z. Schuster (3) ..............................              42,845(10)          *              1,646,559(10)         6.8
Gustavo A. Cisneros (11) ...........................           2,444,740(12)          7.9                   --             --
Coral Gate Investments Ltd. (11) ...................           2,441,114(13)          7.9                   --             --
Nir Tarlovsky (3) ..................................             863,199(14)          2.8                   --             --
Nesim N. Bildirici (3) .............................             510,283(15)          1.7               87,958             *
Eugene A. Sekulow ..................................              48,326(16)          *                     --             --
Fred H. Langhammer (3) .............................              30,852(17)          *                     --             --
Richard E. Williams ................................             122,542              *                     --             --
Nicolas G. Trollope ................................               1,000(18)          *                     --             --
All directors and executive officers
as a group (19 persons) ............................           4,026,828(19)         12.9           24,727,183(20)       100.0
Metro Holding AG (21) ..............................           3,214,284             10.4                   --             --
Essex Investment Management Company (22) ...........           1,792,045              5.8                   --             --
Putnam Investments (23) ............................           2,768,550              9.0                   --             --
Janus Capital Corporation (24) .....................           1,589,215              5.2                   --             --

                                                              Overall Voting Power and
                                                              Ownership of Common Stock
                                                              -------------------------
                                                            % of Voting
                                                              Power(2)     % Ownership
                                                              --------     -----------
Ronald S. Lauder (3) ...................................        57.3          28.7
Itzhak Fisher (3) ......................................        11.5           6.0
Leonard A. Lauder (3) ..................................        21.0          10.4
RSL Investments Corporation (3)  .......................        34.7          17.2
EL/RSLG Media, Inc. (3) ................................         6.6           3.3
Jacob Z. Schuster (3) ..................................         6.0           3.1
Gustavo A. Cisneros (11) ...............................         *             4.4
Coral Gate Investments Ltd. (11) .......................         *             4.4
Nir Tarlovsky (3) ......................................         *             1.6
Nesim N. Bildirici (3) .................................         *             1.1
Eugene A. Sekulow ......................................         *             *

Fred H. Langhammer (3) .................................         *             *
Richard E. Williams ....................................         *             *
Nicolas G. Trollope ....................................         *             *
All directors and executive officers
as a group (19 persons) ................................        88.6          50.5
Metro Holding AG (21) ..................................         1.2           5.8
Essex Investment Management Company (22) ...............         *             3.3
Putnam Investments (23) ................................         1.0           5.0
Janus Capital Corporation (24) .........................         *             2.9

*     Less than 1%.

(1) Except as otherwise noted in a footnote to this table, the foregoing does not include (a) 24,267,283 Class A common shares issuable upon the conversion of outstanding Class B common shares, (b) 459,900 Class A common shares issuable upon the conversion of 459,900 Class B common shares issuable pursuant to a warrant issued to Ronald S. Lauder, which warrant became exercisable on October 3, 1997 at an exercise price of $0.00457 per share and expires on October 3, 2007, (c) grants of equity interests in subsidiaries, which upon exercise generally gives the recipient the right to receive cash or to acquire Class A common shares, at our discretion and (d) rights granted to minority interest holders in our subsidiaries to exchange their minority interests for Class A common shares. Class B common shares are convertible at any time into Class A common shares for no additional consideration on a share-for-share basis.

(2) Represents the percentage of total voting power and the total percentage ownership of Class A common shares and Class B common shares combined beneficially owned as of December 31, 1999 by each identified shareholder and all directors and executive officers as a group. The Class A common shares and the Class B common shares are the only authorized classes of our capital stock with shares outstanding.

(3) The business address is 767 Fifth Avenue, New York, New York 10153.

(4) Includes 3,873 Class A common shares issuable to Ronald S. Lauder upon the exercise of an equal number of currently exercisable options, granted to Mr. Lauder under our 1997 Directors' Compensation Plan.

(5) Consists of (a) 9,496,295 Class B common shares owned by RSL Investments Corporation, a corporation wholly owned by Ronald S. Lauder, (b) 1,814,579 Class B common shares owned by EL/RSLG Media (see note 6), (c) 907,290 Class B common shares owned by RAJ Family Partners, of which Mr. Lauder is a limited partner and a shareholder of the general partner, (d) 3,428,363 Class B common shares owned directly by Mr. Lauder, and (e) 459,900 Class B common shares issuable upon the exercise of a warrant issued to Mr. Lauder.

(6) The 1995 Estee Lauder RSL Trust, of which Ronald S. Lauder is a trustee and the beneficiary, and the 1995 Estee Lauder LAL Trust, of which Leonard A. Lauder is a trustee and the beneficiary, each own 50% of EL/RSLG Media's outstanding common stock. Therefore, Ronald S. Lauder and Leonard A. Lauder may each be deemed to beneficially own all of the Class B common shares owned by EL/RSLG Media. Ronald S. Lauder and Leonard A. Lauder each disclaim beneficial ownership of some of these shares. However, these shares are only included once in the computation of shares beneficially owned by directors and executive officers as a group.

(7) Represents shares owned by Fisher Investment Partners, of which Itzhak Fisher is the sole general partner and the Fisher 1997 Family Trust is the sole limited partner. Mr. Fisher disclaims beneficial ownership of these shares.

(8) Includes 1,290 Class A common shares issuable upon the exercise of an equal number of currently exercisable options, granted to Leonard A. Lauder under our 1997 Directors' Compensation Plan.

(9) Consists of (a) 2,658,056 Class B common shares owned directly by Leonard A. Lauder, (b) 4,866 Class B common shares owned by Mr. Lauder's wife, (c) 348,385 Class B common shares owned by LAL Family Partners, of which Mr. Lauder is a general partner, (d) 1,814,579 Class B common shares owned by EL/RSLG Media (see note 6), and (e) 907,290 Class B common shares owned by LWG Family Partners, a partnership whose managing partner is a corporation which is one-third owned by Mr. Lauder. Mr. Lauder disclaims beneficial ownership of all of the Class B common shares owned by his wife and some of the shares owned by LWG Family Partners.

(10) Represents shares owned by Schuster Family Partners, of which Jacob Z. Schuster is the sole general partner and the limited partners are some of his children. Mr. Schuster disclaims beneficial ownership of these shares.

(11) The business address of each of Gustavo A. Cisneros and Coral Gate Investments is c/o Highgate Properties, 36 East 61st Street, New York, New York 10021.

(12) Consists of (a) 1,290 Class A common shares issuable upon the exercise of an equal number of currently exercisable options, granted to Gustavo A. Cisneros under our 1997 Directors' Compensation Plan, (b) 2,336 Class A common shares issued to Mr. Cisneros under our 1997 Directors' Compensation Plan and (c) 2,441,114 Class A common shares owned by Coral Gate Investments, an international business company organized under the laws of the British Virgin Islands, which is indirectly beneficially owned by Mr. Cisneros and his brother, Ricardo Cisneros.

(13) Represents shares indirectly beneficially owned by Gustavo A. Cisneros and his brother, Ricardo Cisneros. Mr. G. Cisneros disclaims beneficial ownership of some of these shares.

(14) Consists of (a) 718,915 Class A common shares owned by Tarlovsky Investment Partners, of which Nir Tarlovsky is the sole general partner and the Tarlovsky 1997 Family Trust is the sole limited partner and (b) 144,284 Class A common shares issuable upon the exercise of an equal number of currently exercisable options granted to Mr. Tarlovsky under our 1997 Stock Incentive Plan.

(15) Consists of (a) 365,999 Class A common shares and (b) 144,284 Class A common shares issuable upon the exercise of an equal number of currently exercisable options granted to Mr. Bildirici under our 1997 Stock Incentive Plan.

(16) Consists of (a) 1,290 Class A common shares issuable upon the exercise of an equal number of currently exercisable options, granted to Eugene Sekulow under our 1997 Directors' Compensation Plan, (b) 2,336 Class A common shares issued to Mr. Sekulow under our 1997 Directors' Compensation Plan, (c) 43,800 Class A common shares issuable upon the exercise of an equal number of currently exercisable options granted to Mr. Sekulow under our 1995 Stock Option Plan and
(d) 1,000 Class A common shares held directly by Mr. Sekulow.

(17) Consists of (a) 1,290 Class A common shares issuable upon the exercise of an equal number of currently exercisable options, granted to Fred Langhammer under our 1997 Directors' Compensation Plan, (b) 2,336 Class A common shares issued to Mr. Langhammer under our 1997 Directors' Compensation Plan and (c) 27,226 Class A common shares owned directly by Mr. Langhammer.

(18) Represents shares owned by The Proverbs Trust, a Bermuda trust, of which Mr. Trollope and his wife are the trustees and beneficiaries.

(19) Includes 472,914 Class A common shares issuable upon the exercise of an equal number of currently exercisable options granted to directors and executive officers as a group.

(20) Includes Class B common shares issuable upon the exercise of a warrant issued to Ronald S. Lauder.

(21) Information as to the shares owned by Ligapart AG, a wholly owned subsidiary of Metro Holding AG, is as of July 22, 1998, and is taken from a
Schedule 13G filed with the SEC on July 28, 1998. The address of Metro Holding AG is Neuhofstrasse 4, CH-6340 Baar, Switzerland.

(22) Information as to the shares owned by Essex Investment Management Company, an investment adviser registered under the Investment Advisers Act, is as of December 31, 1998, and is taken from a Schedule 13G/A filed with the SEC on January 8, 1999. The address of Essex Investment Management Company is 125 High Street, Boston, Massachusetts 02110.

(23) Putnam Investments, which is a wholly owned subsidiary of Marsh & McLennan Companies, wholly owns two registered investment advisers: Putnam Investment Management, which is the investment adviser to the Putnam family of mutual funds and The Putnam Advisory Company, which is the investment adviser to Putnam's institutional clients. Both subsidiaries have dispository power over the Class A common shares as investment managers, but each of the mutual fund's trustees have voting power over the shares held by each fund, and The Putnam Advisory Company has shared voting power over the shares held by the institutional clients. Pursuant to Rule 13d-4 of the Securities Exchange Act, Marsh & McLennan Companies and Putnam Investments have disclaimed beneficial ownership of these shares. Information as to the shares owned by Putnam Investments and its affiliates, is as of July 31, 1999, and is taken from a Schedule 13G/A filed with the SEC on November 12, 1999. The address of Putnam Investments is One Post Office Square, Boston, Massachusetts 02109.

(24) Information as to the shares owned by Janus Capital Corporation, an investment adviser registered under the Investment Advisers Act, is as of December 31, 1998, and is taken from a Schedule 13G jointly filed by Janus Capital Corporation and Thomas Bailey with the SEC on February 12, 1999. Mr. Bailey owns approximately 12.2% of Janus Capital Corporation and serves as its president and chairman of the board of directors, and, accordingly, as a result of this ownership and these positions may be deemed a beneficial owner of these shares. The address of both Janus Capital Corporation and Mr. Bailey is 100 Fillmore Street, Denver, Colorado 80206.

                                  PROPOSAL 1

                          Amendment to our Bye-laws

            On January 18, 2000, our board of directors unanimously approved an amendment to our bye-laws to give our board of directors the authority to issue preferred shares without shareholder approval. Under the amendment, our board of directors could issue preferred shares in one or more series with the designations, preferences, rights, qualifications, limitations and restrictions relating to such series, including voting rights, dividend rights, dividend rates, conversion rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting the series, as it sees fit. Currently under our bye-laws, any such issuance and the rights of such shares would be subject to separate shareholder approval.

            Bermuda law requires that our shareholders approve all amendments to our bye-laws. We encourage you to read the full text of the proposed amendment, which is set forth in Exhibit A to this proxy statement, before voting on this matter.

            If the amendment to our bye-laws is adopted, no shareholder approval will be required or solicited for any issuance of our preferred shares. We currently have 65,700,000 authorized preferred shares available for issuance.

            The issuance of preferred shares with voting rights could have an adverse effect on the voting power of holders of our common shares by increasing the number of outstanding shares having voting rights. In addition, if our board of directors authorizes preferred shares with conversion rights, the number of common shares outstanding could potentially be increased up to the authorized amount. The issuance of preferred shares could decrease the amount of earnings and assets available for distribution to holders of common shares. Any issuance could also have the effect of delaying, deterring or preventing a change in control of our ownership that you might consider in your best interest, including a change in control that could result in a premium over the market price for your common shares. Our board of directors is currently considering a variety of financing alternatives, which may include one or more issuances of preferred shares.

Vote Required; Recommendation

            Approval of this proposal requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the meeting, provided that a quorum is present in person or by proxy. If you hold shares registered in the name of a brokerage firm or bank and you vote via the Internet, or if you sign a proxy card but, in either case, you do not give voting instructions with respect to a particular matter, your shares will be voted FOR Proposal 1. If you vote by telephone, or if your shares are registered in your own name and you vote via the Internet, you must vote with respect to each matter to be presented at the meeting in order for your votes to be recognized with respect to any matter.

            The board of directors unanimously recommends a vote IN FAVOR of the amendment to our bye-laws.

                              SHAREHOLDER PROPOSALS

            Any of our eligible shareholders who wish to submit a proposal for action at our next annual general meeting of shareholders and desire that such proposal be considered for inclusion in our proxy statement and form of proxy relating to such meeting must have provided a written copy of the proposal to us at our principal executive offices prior to December 31, 1999 and must otherwise comply with the rules of the Commission, Bermuda law and our governing documents relating to shareholder proposals. Proposals for the annual general shareholders' meeting to be held in 2001 must be submitted to us at our principal executive offices prior to December 31, 2000.

                                  MISCELLANEOUS

            Under Bermuda law, no matter or business other than those set forth in the accompanying Notice of Special General Meeting of Shareholders is permitted to be presented at the meeting.

                                          By Order of the Board of Directors,

                                          Michael Ashford
                                          Secretary

Hamilton, Bermuda
January 28, 2000

                                                                       Exhibit A

                              PROPOSED AMENDMENT TO
                             THE COMPANY'S BYE-LAWS

            If Proposal 1 is approved and adopted by the shareholders of the Company, Bye-law 50(a) of the current Bye-laws will be deleted and replaced by a new Bye-law 50(a), which would provide as follows:

(a)   Preferred Shares

      The Board shall have the power, without any action by the Members, to provide for the issue of the Preferred Shares in one or more series, and to establish from time to time the number of shares to be included in such series, and to fix the designations, the currency denomination, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board with respect to each series shall include, but not limited to, determination of the following:-

            (i) the number of shares constituting that series and the distinctive designation of that series;

            (ii) the dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

            (iii) whether that series shall have voting rights, and if so, the terms of such voting rights;

            (iv) whether that series shall have conversion or exchange privileges (including, without limitation, conversion into Class A Common Shares), and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board shall determine;

            (v) whether or not the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption;

            (vi) the rights of the shares of that series in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, and the relative rights of priority, if any, of payment of shares of that series; and

            (vii) any other relative participating, optional or other special rights, qualifications, limitations or restrictions of that series.

                                                              February 4, 2000

                            RSL COMMUNICATIONS, LTD.

                PROXY FOR SPECIAL GENERAL MEETING OF SHAREHOLDERS

           This Proxy Is Solicited On Behalf Of The Board Of Directors

            The undersigned hereby constitutes and appoints Nicolas Trollope and Michael Ashford, or any one of them, with the power of substitution, the proxies of the undersigned to vote with the same force and effect as the undersigned all Class A Common Shares of RSL Communications, Ltd. (the "Company") held of record by the undersigned on January 28, 2000 at the Special General Meeting of Shareholders to be held at the offices of Conyers, Dill & Pearman, Clarendon House, Church Street, Hamilton HM CX, Bermuda, on February 4, 2000 at 10:00 a.m. (local time) and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

            The Board recommends a vote FOR Proposal 1 below.

Please mark boxes /x/ / / in blue or black ink only.

1. To approve a proposal to amend the Company's Bye-laws to authorize the issuance of the Company's preferred shares by the Board of Directors of the Company, without any further action by the Company's shareholders, from time to time in one or more series with the designations, preferences, rights, qualifications, limitations and restrictions relating to such series, including voting rights, dividend rights, dividend rates, conversion rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting any series as the Board of Directors sees fit.

      FOR / /                      AGAINST / /               ABSTAIN / /

            This proxy, when properly executed, will be voted as directed. If no direction is indicated, the proxy will be voted as recommended by the Company's Board of Directors.

            TO VOTE BY MAIL

            Please date, sign and mail your proxy card in the envelope provided as soon as possible.

            TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)

            Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

            TO VOTE BY INTERNET

            Please access the web page at www.voteproxy.com and follow the on-screen instructions. Have your control number available when you access the web page.

            YOUR CONTROL NUMBER IS:

            The undersigned hereby acknowledges receipt of the Notice of Special General Meeting of Shareholders to be held on February 4, 2000 and the Proxy Statement, dated January 28, 2000, prior to the signing of this proxy.

                                    Dated ____________________, 2000

                                    --------------------------------
                                    Signature

                                    --------------------------------
                                    Signature, if held jointly

                                    Please sign your name exactly as it appears on your stock certificate.

                                    When signing as attorney, executor,
                                    administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. When a proxy is given by a partnership, it should be signed in partnership name by an authorized person.

Will Attend Special General Meeting       / /

Will Not Attend Special General Meeting   / /